Exhibit 23.3





January 9, 2001





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We hereby consent to the use in the Amendment No.2 to Form S-4 Registration Statement of I-Trax, Inc., our report dated September 14, 2000 relating to the financial statements of ISummit Partners, LLC which appears in such Amendment No.2 to Form S-4 Registration Statement.




/s/Bernath & Rosenberg, P.C.
New York, NY




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